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                          SHORT-TERM INVESTMENTS TRUST

                            PRIVATE INVESTMENT CLASS
                                     of the
                               TREASURY PORTFOLIO


                          Supplement dated May 29, 1998
                                to the Prospectus
                             dated December 17, 1997



Effective June 1, 1998, purchase orders and redemption requests received by A I M Fund Services, Inc., the Transfer Agent of the Portfolio, after 5:00 p.m. Eastern Time on a business day of the Portfolio will be effected at the net asset value determined on the next business day.

Effective June 1, 1998, (1) the net asset value per share of the Portfolio will be determined daily as of 5:00 p.m. Eastern Time on each business day of the Portfolio; (2) dividends from the net income of the Portfolio will be declared daily to shareholders of record of the Class of the Portfolio immediately after 5:00 p.m. Eastern Time; and (3) information concerning the amount of dividends declared on any particular day will normally be available by 6:00 p.m. Eastern Time on that day.

Any request for correction to a transaction of Portfolio shares must be submitted in writing to the Transfer Agent. The Transfer Agent reserves the right to reject any such request. When a correction results in a dividend adjustment, the institution must agree in writing to reimburse the Portfolio for any loss resulting from the correction. Failure to deliver purchase proceeds on the requested settlement date may result in a claim against the institution for an amount equal to the overdraft charge incurred by the Portfolio.